CUSIP NO. 22122P101             Schedule 13G                       Page 14 of 15


                                                                       EXHIBIT 1
                                                                       ---------



               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of May 4, 2004

             KAFIG PTY. LTD., an Australian Proprietary Limited Company

                                By:     /s/ Joshua Liberman
                                        ---------------------------------------
                                        Name:   Joshua Liberman
                                        Title:  Director

                                By:     /s/ Sue Conway
                                        ---------------------------------------
                                        Name:   Sue Conway
                                        Title:  Company Secretary


             BELIB PTY. LTD., an Australian Proprietary Limited Company

                                By:     /s/ Joshua Liberman
                                        ---------------------------------------
                                        Name:   Joshua Liberman
                                        Title:  Director

                                By:     /s/ Sue Conway
                                        ---------------------------------------
                                        Name:   Sue Conway
                                        Title:  Company Secretary


             CAMEL PTY. LTD., an Australian Proprietary Limited Company

                                By:     /s/ Joshua Liberman
                                        ---------------------------------------
                                        Name:   Joshua Liberman
                                        Title:  Director

                                By:     /s/ Sue Conway
                                        ---------------------------------------
                                        Name:   Sue Conway
                                        Title:  Company Secretary


             CAJOB PTY. LTD., an Australian Proprietary Limited Company

                                By:     /s/ Joshua Liberman
                                        ---------------------------------------
                                        Name:   Joshua Liberman
                                        Title:  Director

                                By:     /s/ Sue Conway
                                        ---------------------------------------
                                        Name:   Sue Conway
                                        Title:  Company Secretary


             JOKREN PTY. LTD., an Australian Proprietary Limited Company

                                By:     /s/ Joshua Liberman
                                        ---------------------------------------
                                        Name:   Joshua Liberman
                                        Title:  Director

                                By:     /s/ Sue Conway
                                        ---------------------------------------
                                        Name:   Sue Conway
                                        Title:  Company Secretary

CUSIP NO. 22122P101             Schedule 13G                       Page 15 of 15


             KAFIG NOMINEES PTY. LTD., an Australian Proprietary Limited Company

                                By:     /s/ Joshua Liberman
                                        ---------------------------------------
                                        Name:   Joshua Liberman
                                        Title:  Director

                                By:     /s/ Sue Conway
                                        ---------------------------------------
                                        Name:   Sue Conway
                                        Title:  Company Secretary